UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 17, 2018

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §24 .12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)    Patterson Companies, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on September 17, 2018. There were 95,062,744 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the holders of 88,030,201 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

(b)    The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Proposal No. 1: Election of Directors

John D. Buck, Alex N. Blanco, Jody H. Feragen, Robert C. Frenzel, Francis (Fran) J. Malecha, Ellen A. Rudnick, Neil A. Schrimsher, Mark S. Walchirk and James W. Wiltz were elected directors of the Company to have terms expiring in 2019, and until their successors shall be elected and duly qualified. The results of the vote were as follows:

	For		Against		Abstain
	Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Broker Non-Votes
John D. Buck	74,977,551	96.34%	1,707,908	2.19%	1,138,151	1.46%	10,206,591
Alex N. Blanco	75,770,822	97.36%	1,988,051	2.55%	64,737	0.08%	10,206,591
Jody H. Feragen	76,705,470	98.56%	1,057,409	1.36%	60,731	0.08%	10,206,591
Robert C. Frenzel	77,185,980	99.18%	574,007	0.74%	63,623	0.08%	10,206,591
Francis (Fran) J. Malecha	75,636,997	97.19%	2,125,116	2.73%	61,497	0.08%	10,206,591
Ellen A. Rudnick	74,448,648	95.66%	3,331,011	4.28%	43,951	0.06%	10,206,591
Neil A. Schrimsher	75,643,442	97.20%	2,116,558	2.72%	63,610	0.08%	10,206,591
Mark S. Walchirk	77,175,030	99.17%	603,905	0.78%	44,675	0.06%	10,206,591
James W. Wiltz	76,679,687	98.53%	1,010,727	1.30%	133,196	0.17%	10,206,591

Proposal No. 2: Vote on Amendment to 2015 Omnibus Incentive Plan

The proposal to amend the Company’s 2015 Omnibus Incentive Plan to increase the number of shares reserved for issuance thereunder from 4,000,000 to 11,500,000 was approved. The results of the vote were as follows:

For		Against		Abstain
Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Broker Non-Votes
66,196,026	85.06%	11,530,495	14.82%	97,089	0.12%	10,206,591

Proposal No. 3: Advisory Vote on Executive Compensation

The advisory proposal concerning the Company’s executive compensation program was approved. The results of the non-binding vote were as follows:

For		Against		Abstain
Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Broker Non-Votes
73,622,787	94.60%	4,115,230	5.29%	85,593	0.11%	10,206,591

Proposal No. 4: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 27, 2019 was approved. The results of the vote were as follows:

For		Against		Abstain
Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted
86,192,058	97.91%	1,774,605	2.02%	63,538	0.07%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 19, 2018	By:	/s/ Les B. Korsh
Les B. Korsh
Vice President, General Counsel and Secretary